Exhibit 99.2

Life Storage Publishes Investor Presentation Regarding Unsolicited Proposal from Public Storage

Conference Call at 8:00 a.m. Eastern Time Today to Review Presentation,

Fourth Quarter and Full Year 2022 Financial Results and Outlook

BUFFALO, N.Y. - February 24, 2023 - Life Storage, Inc. (NYSE:LSI), a leading national owner and operator of self-storage properties, today published an investor presentation regarding the unsolicited proposal submitted by Public Storage on February 5, 2023. The presentation is available in the investor relations section of the Company’s website and has also been filed with the U.S. Securities and Exchange Commission (the “SEC”).

Highlights of the presentation include:

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Public Storage’s proposal significantly undervalues Life Storage and the Company’s prospects for growth and value creation. Life Storage’s successful execution has led to outsized growth and value creation, including industry-leading total shareholder returns of approximately 150% over the past five years. Life Storage is on track to deliver continued robust growth and performance, including low double digit FFO per share growth in 2024. Life Storage is confident that the continued execution of its strategy will deliver greater value to shareholders than the proposed transaction.

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Life Storage is positioned for continued, outsized growth. Over the past three years, Life Storage has driven same-store revenue growth that outpaces all peers, and the Company is poised to continue delivering accelerating top- and bottom-line growth. Through strong operating fundamentals and disciplined expense control, the Company leads the industry in same-store NOI performance and has been able to significantly improve same-store NOI margins. Life Storage expects to continue growing rapidly in the years ahead, far outpacing peers, thanks to its advantaged position and strategic focus on the most attractive markets across the U.S. Sun Belt.

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Life Storage’s size and operating platform allow the Company to scale its portfolio faster and more efficiently. In addition to an attractive geographic footprint, Life Storage is able to execute on needle-moving earnings growth driven by its acquisition pipeline, joint ventures, third-party management and redevelopment. Given Life Storage’s smaller size, on a relative basis to Public Storage, it has more upside and better ability to deliver impactful earnings growth.

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The proposal was opportunistically timed and does not reflect Life Storage’s strong outlook. Public Storage is attempting to take advantage of a temporary dislocation in Life Storage’s stock price. The proposal’s implied NTM multiple of 17.7x does not approach the longer-term average trading multiple for Life Storage and does not fairly capture the value of the Company’s future growth expectations, particularly in light of the Company’s recently announced guidance.

The Board is always open to and regularly evaluates opportunities to enhance shareholder value and will consider any proposal that appropriately values the Company and its prospects.

Wells Fargo Securities and BofA Securities are acting as financial advisors to Life Storage and Hogan Lovells US LLP and Quinn Emanuel Urquhart & Sullivan LLP are serving as legal advisors.

As previously announced, Life Storage will provide further detail regarding the Board’s decision, its strategic progress and its financial outlook during its fourth quarter and full year 2022 earnings call, which will be held today, Friday, February 24, 2023, at 8:00 a.m. Eastern Time.

Forward-Looking Statements

When used herein, the words “intends,” “believes,” “expects,” “anticipates,” and similar expressions are intended to identify “forward-looking statements” within the meaning of that term in Section 27A of the Securities Act of 1933 and in Section 21E of the Securities Exchange Act of 1934.

All forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause our actual results, performance or achievements of the Company to be materially different from those expressed or implied by such forward-looking statements. We may also make additional forward-looking statements from time to time. All such subsequent forward-looking statements, whether written or oral, by us or on our behalf, are also expressly qualified by these cautionary statements. All forward-looking statements apply only as of the date made. We undertake no obligation to publicly update or revise forward-looking statements which may be made to reflect events or circumstances after the date made or to reflect the occurrence of unanticipated events.

There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements contained herein. Any forward-looking statements should be considered in light of the risks referenced in the “Risk Factors” section included in our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Such factors include, but are not limited to:

•	adverse changes in general economic conditions, the real estate industry and in the markets in which we operate;

•	the effect of competition from new self-storage facilities or other storage alternatives, which would cause rents and occupancy rates to decline;

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impacts from the COVID-19 pandemic or the future outbreak of other highly infectious or contagious diseases on the U.S., regional and global economies and our financial condition and results of operations;

•	potential liability for uninsured losses and environmental contamination;

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the impact of the regulatory environment as well as national, state, and local laws and regulations including, without limitation, those governing real estate investment trusts (“REITs”), tenant reinsurance and other aspects of our business, which could adversely affect our results;

•	loss of key personnel;

•	the Company’s ability to evaluate, finance and integrate acquired self-storage facilities on expected terms into the Company’s existing business and operations;

•	costs incurred by the Company in response to Public Storage’s unsolicited efforts to acquire the Company;

•	the Company’s ability to effectively compete in the industry in which it does business;

•	disruptions in credit and financial markets and resulting difficulties in raising capital or obtaining credit at reasonable rates or at all, which could impede our ability to grow;

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the Company’s existing indebtedness may mature in an unfavorable credit environment, preventing refinancing or forcing refinancing of the indebtedness on terms that are not as favorable as the existing terms;

•	interest rates may increase, impacting costs associated with the Company’s outstanding floating rate debt, if any, and impacting the Company’s ability to comply with debt covenants;

•	exposure to litigation or other claims;

•	risks associated with breaches of our data security;

•	the regional concentration of the Company’s business may subject the Company to economic downturns in the states of Florida and Texas;

•	the Company’s cash flow may be insufficient to meet required payments of operating expenses, principal, interest and dividends; and

•	failure to maintain our REIT status for U.S. federal income purposes, including tax law changes that may change the taxability of future income.

The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. These beliefs, assumptions and expectations are subject to risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. You should carefully consider these risks before you make an investment decision with respect to our securities.

ABOUT LIFE STORAGE, INC:

Life Storage, Inc. is a self-administered and self-managed equity REIT that is in the business of acquiring and managing self-storage facilities. Located in Buffalo, New York, the Company operates more than 1,150 storage facilities in 37 states and the District of Columbia. The Company serves both residential and commercial storage customers with storage units rented by month. Life Storage consistently provides responsive service to more than 675,000 customers, making it a leader in the industry. For more information visit https://invest.lifestorage.com/.

Contact

Life Storage, Inc.

Brent Maedl

716.328.9756

bmaedl@lifestorage.com

Andrew Siegel / Dan Moore

Joele Frank, Wilkinson Brimmer Katcher

212.355.4449

Innisfree M&A Incorporated

Scott Winter / Gabrielle Wolf

212.750.5833